Proskauer Rose LLP Eleven Times Square New York, NY 10036-8299

June 4, 2018

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Dreyfus Premier GNMA Fund, Inc. (File No. 811-04215)
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

On behalf of the above-referenced Fund, transmitted herewith for filing with the Securities and Exchange Commission is the Fund's preliminary proxy statement on Schedule 14A and form of proxy (the "Proxy Materials") for a special meeting of shareholders of Dreyfus U.S. Mortgage Fund (the "Series"), a series of the Fund (the "Special Meeting"), scheduled to be held on July 31, 2018 at 10:00 a.m. (Eastern Time). The Special Meeting is being called for the purpose of asking shareholders of the Series to approve a sub-advisory agreement between The Dreyfus Corporation ("Dreyfus"), on behalf of the Series, and Amherst Capital Management LLC ("Amherst Capital"). Amherst Capital currently is an indirect, majority-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus, and the Series' portfolio managers are dual employees of Dreyfus and Amherst Capital and manage the Series in their capacity as employees of Dreyfus. On or about June 29, 2018, Amherst Holdings LLC will acquire all of BNY Mellon's indirect equity interest in Amherst Capital and the Series' portfolio managers will become employees of Amherst Capital only. The Board has unanimously approved, subject to shareholder approval, the sub-advisory agreement.

Shareholders of record at the close of business on June 12, 2018 will be entitled to receive notice of and to vote at the Special Meeting. It is intended that copies of the Proxy Materials will be mailed to shareholders on or about June 26, 2018.

Please telephone the undersigned at 212.969.3357, or Robert Spiro of this office at 212.969.3722, if you have any questions or comments.

Very truly yours,

/s/ David Stephens
David Stephens